SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Terex Corporation
-----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


-----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     -----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
     -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
     -----------------------------------------------------------------------

     (5)  Total fee paid:
     -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     -----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:
     -----------------------------------------------------------------------

     (3)  Filing Party:
     -----------------------------------------------------------------------

     (4)  Date Filed:
     -----------------------------------------------------------------------

                              TEREX CORPORATION

                                   BALLOT


THIS BALLOT WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.


1. ELECTION OF DIRECTORS: Ronald M. DeFeo, Marvin B. Rosenberg, G. Chris
                          Andersen, William H. Fike, Dr. Donald P. Jacobs, Bruce I. Raben, David A. Sachs

                      WITHHOLD
                     AUTHORITY
       FOR all        to vote      (INSTRUCTION:  To withhold authority to
      nominees        for all      vote for an individual nominee, write that
       listed         nominees     nominee's name on the space provided
       above        listed above   below.)

        [ ]            [ ]         _____________________________________


2.   RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS:

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


3. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE TO 150,000,000 SHARES

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF PREFERRED STOCK THE COMPANY IS AUTHORIZED TO ISSUE TO 50,000,000

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]


5.   APPROVAL OF THE 1998 TEREX CORPORATION ANNUAL INCENTIVE COMPENSATION
     PLAN

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]

6. APPROVAL OF AN AMENDMENT TO THE 1996 TEREX CORPORATION LONG-TERM INCENTIVE PLAN:

       FOR          AGAINST        ABSTAIN

       [ ]            [ ]            [ ]

                                        Please date and sign this ballot.

7. Upon such other business as may properly come before the meeting or any adjournments, hereby revoking any ballot heretofore given.


                                   -----------------------------------------
                                      (Registered Stockholder's Signature)


                                   -----------------------------------------
                                      (Registered Stockholder's Signature)


_________________________
Number of shares owned as of
April 6, 1998

                                   Dated ____________________________, 1998

                                   Please sign exactly as name appears above.
                                   When signing as attorney, executor,
                                   administrator, trustee, etc., use full
                                   title.  If stock is held jointly, each
                                   owner must sign.

                             1998 ANNUAL MEETING
                   PLEASE MARK, DATE AND SIGN THIS BALLOT.